October 31, 2006 Florida East Coast Industries, Inc. Third Quarter 2006 Earnings Review November 2, 2006 Exhibit 99.1

Florida East Coast RAILWAY

FLAGLER

Florida East Coast INDUSTRIES

| 2
Florida East Coast Industries
A Florida Railroad and Real Estate Company
> Regional freight railroad that
operates 351 miles of main line
track with the most direct route
from Jacksonville to Miami and
provides intermodal drayage
services in the Southeast U.S.
> Real estate development company
that develops, constructs, owns,
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando,
Lakeland, Sunrise and Miami
Florida East Coast
Railway, L.L.C.
(“FECR”)
RAILROAD REAL ESTATE
Flagler
Development
Group
(“FLAGLER”)
Company Snapshot
• Listed on NYSE: FLA
• Market Capitalization $2.0B
(as of 9/30/06)
• Shares Outstanding: 35.6M
(as of 9/30/06)
• Annual Dividend: $0.28
Company Snapshot

| 3
Florida East Coast Industries, Inc.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, asamended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim,"
"believe," "project," "anticipate," "intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying §1031 properties, future growth potential of the
Company’s
lines of business, performance of the
Company’s
product offerings, issuance of contingent
consideration, timing and other similar expressions concerning matters that are not historical facts, and projections relating to the
Company’s
financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions
(particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers’
business cycles; a slow
down in construction activities in Florida, including the residential market; ability to pass through fuel surcharges to customers; the
Railway’s
ability to purchase low sulfur diesel fuel; ability to add capacity to support increase in volume or maintain fluidity to railway;
ongoing challenges in the US domestic auto makers ability to be competitive; consolidation within industries of the
Company’s
customers;
changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets including availability of windstorm coverage, increases in insurance premiums and deductibles; timing and amount of issuance of contingent consideration; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets;
the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials;
buyers’
inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States
District Court and the US Army Corps of Engineers on the
Company’s
rail volumes; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of its date.

| 4 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

| 5
Third Quarter Overview
Railway
•
Revenues increased 6% to $63.4 million
•
Operating profit increased $5.6 million to
$22.1 million
•
Lower volumes
•
Operating Profit includes $5.8 million of net
insurance recoveries related to Hurricane Wilma

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Third Quarter Overview
Real Estate
•
Realty rental revenues increased 17% to
$25.5 million
•
Realty rental operating profit before depreciation &
amortization increased $3.7 million, or 26%, to
$18.2 million
•
Results include $2.4 million net insurance recoveries
related to Hurricane Wilma
•
Overall occupancy was 94% at the end of the quarter

1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06

Florida East Coast
INDUSTRIES

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Railway – Aggregate
Volumes and Revenues
•
Aggregate volume down 4%
and revenue up 2%
•
Volume decline mainly due to
residential slowdown
•
Customers are shifting demand
from residential to
infrastructure and commercial
sectors
•
Recent ruling affecting rock
mining in South Florida could
impact aggregate business
Aggregate Revenues 2003-2006 (3rd Qtr)
$10,500
$13,000
$15,500
$18,000
$20,500
$23,000
Revenues

1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06

Florida East Coast
INDUSTRIES

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Railway – Continued Intermodal Revenue Growth
•
Intermodal volume down 1%
and revenue up 9%
•
Volume decline due to
hurricane benefit last year and
general economic softness this
year
•
Florida’s shape and growth
supports the value proposition
of rail transportation
• Rail provides a direct, more
cost-effective transportation
solution
•
Florida is an international hub
• Exclusive access to ports
provides clear competitive
advantage
Intermodal  Revenues 2003-2006(3rd Qtr)
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
Revenues

| 9
Railway Outlook
•
Florida continues to be one of the fastest
growing states in the US
•
Softening residential market partially
offset by higher commercial and infrastructure
growth
•
FECR is a well-run railroad generating
consistent cash flow
•
Advantage is location, which cannot be
duplicated today

FLAGLER

Doral
8400
AVAYA

Florida East Coast
INDUSTRIES

| 10 Flagler Development Group Doral Concourse, Doral, FL

| 11 Flagler Development Pipeline • Overall Occupancy: 94% • 678,000 square feet in lease-up • 74% leased • 1.1 million square feet under construction • 1.7 million square feet in pre-development

| 12
Flagler Development Activity –
North Florida
•
Lakeside Two –
100%
Leased
•
Lakeside One –
112,306 sq. ft. to be
completed December
2006
•
Lakeside One - 63%
Leased
•
Construction on
Lakeside Three to
commence with
completion expected
in September 2007
Lakeside One, Flagler Center, Jacksonville, Florida

| 13
Flagler Development Activity –
North Florida
•
Terminated 59,690 sq.
ft. lease with Option
One
•
Fidelity Real Estate
Company, LLC,
a subsidiary of
Fidelity Investments,
leased 77,919 sq. ft. in
August
•
Deerwood North 400
now 100% leased
Deerwood North 400, Jacksonville, Florida

| 14
Flagler Development Activity –
South Florida
•
???
•
118,723 sq. ft.
completed August 2006
•
80% leased as of
September 30, 2006
•
Commenced
construction of
Building 1200 with
completion expected in
June 2007
Office Building 1100 at Flagler Station, Miami, Florida

| 15
Flagler Development Activity –
South Florida
Beacon Lakes, Miami, Florida
•605,620 sq. ft. of
warehouse space
93% leased
•Building 7
commenced August
2006
•First industrial
condo building in
Village (E-1) –
75%
under contract

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Flagler Development Activity –
South Florida
•
Mixed use project to
include:
• 2,840 residential units
• 180,000 sq ft retail space
• 400,000 sq ft new class “A”
office space
•
Built in phases as the
market demands. The
project's initial phase
includes a 66,000 square
foot class “A” office
condominium and two
residential condominium
offerings totaling 429 units
Downtown Doral, Miami, Florida

| 17
Florida’s Dynamics are Driving Growth for Flagler
•
Overall Florida economy is the fastest-growing among the 10
largest states
• Leading the US in job creation – added over 250,000 jobs in 2005
•
Population growth is driving demand
• Office/retail development follow new residents – population growth in the markets we operate is robust
• Immigration remains strong
•
Developable commercial/industrial land in Florida is
becoming increasingly scarce
• Strong land bank for long-term growth
•
International trade hub - Corporations establish Latin America headquarters here

| 18 Daniel H. Popky Chief Financial Officer FLORIDA EAST COAST INDUSTRIES, INC.

| 19 FLORIDA EAST COAST RAILWAY

| 20 Railway Revenue Growth $59.9 $1.0 $63.4 $2.5 Q3 2005 Carload Intermodal Q3 2006 Third Quarter - in Millions +3.3% +9.0% +5.8%

| 21 Railway Revenue Growth Detail $59.9 $63.4 ($1.6) $2.3 $2.8 Q3 2005 Volume Rate & Mix Fuel Recovery Q3 2006 Third Quarter - in Millions (2.7%) +3.8% +4.7% +5.8%

| 22
Railway Operating Profit Growth
Q3
2005
Hurricane
Recoveries,
Net of Costs
(1)
Derailment
Cost, Net of
Insurance
All Other
Q3
2006
Third Quarter - in Millions
$16.5
$6.1
($0.3)
($0.2)
$22.1
(1) Third quarter 2006 includes $5.8 million of hurricane recoveries, net of expenses, and third quarter 2005 includes $0.3 million of hurricane expenses.

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2005 2006
Updated 2006 Railway Outlook
Revenues
Operating Profit
(1) Includes insurance recoveries, net of expenses, related to
Hurricane Wilma of $5.3 million
Full Year – In Millions
11-16%
24-27%
2005 2006
$237.9
$265-$275
$63.7
$79-$81 (1)

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0
10
20
30
40
50
2002 2003 2004 2005 2006 Outlook
$30
$27
$30
$39
(1)
$42-$47(2)
Maintenance capital
Productivity & growth capital
*
(in millions)
Railway Capital Expenditures
*Before the purchase of any strategic land parcels to be used for industrial development
(1)Productivity and growth capital includes $5.1 million of land purchased for future development
(2)Excludes $8 million of new locomotives to be delivered in the fourth quarter that are expected to be leased

| 25 FLAGLER DEVELOPMENT GROUP Office Building 1100 At Flagler Station Miami, FL

| 26
Q3
2005
Operating
Properties
Q3
2006
Third Quarter - in Millions
Flagler Rental & Services Revenue Growth
$41.4
+85.7%
$3.6
$22.3
Realty
Services (1)
$15.5
(1) Includes construction, brokerage, property management and development revenues from
Codina Group.

| 27 Q3 2005 New in ’05/’06 Q3 2006 Third Quarter - in Millions Flagler Realty Rental Revenue Growth $25.5 +16.7% $2.9 $21.9 Same Store $0.7

| 28
Q3
2005
Same
Store
New in
’05/’06
Q3
2006
Third Quarter - in Millions
$18.2
+25.5%
$2.0
$1.7 (1)
$14.5
Flagler Realty Rental Operating Profit
Before Depreciation & Amortization* Growth
* See page 36 for reconciliation of non-GAAP measures.
(1) Includes $2.4 million net gain on insurance recoveries related to Hurricane Wilma.

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Realty Segment Operating Profit
$6.4 $5.7 Realty Operating Profit
(3.5) (7.9)
(2)
Land and Overhead
0.3 0.7 Other Realty Rental
2.2 0.7 Realty Sales
0.1 1.4 Realty Services
$7.3 $10.8
(1)
Realty Rental
Operating Profit:
2005 2006
Third Quarter
Third Quarter - in Millions
(1) Includes $2.5 million net gain from Hurricane Wilma.
(2) Includes $1.5 million of restricted stock amortization and $0.5 million of intangibles amortization related to the Codina acquisition.

Square Feet Leased (in thousands)
Overall Occupancy

Florida East Coast
INDUSTRIES

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Flagler Occupancy and
Leasing Activity
(1)  2003 and 2004 leasing activity represents quarterly averages.
295
178
385
145
371
261
682
544
226
92.5%
94.2%
95.0%
95.1%
95.2%
94.9%
94.0%
87.2%
94.7%
-10
90
190
290
390
490
590
690
2003(1) 2004(1) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
Square Feet Leased Overall Occupancy

Square Feet (in thousands)
% of Total Portfolio

Florida East Coast INDUSTRIES

| 31
Flagler Lease Expirations
567
926
966
3,214
300
1,842
7.3%
11.9%
23.6%
41.1%
3.8%
12.4%
0
600
1200
1800
2400
3000
Remainder
2006
2007 2008 2009 2010 2011and
Beyond
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Total Square Feet Expiring % of Total Portfolio

| 32
Full Year – In Millions
Revised 2006 Flagler Outlook
Realty Rental
Revenues
Realty Rental Operating Profit
before Depreciation &
Amortization*
(1)  Includes insurance recoveries, net of expenses, related to Hurricane Wilma of $1.9 million.
* See page 36 for reconciliation of non-GAAP measures
8 - 13%
$87.4
$94-$99
Realty Rental
Operating Profit
9 -15%
$61-$64
(1)
$55.8
$27.6
$30-$33
(1)
2005 2006
2005 2006 2005
2006

| 33
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
2002 2003 2004 2005 2006
Outlook*
Existing Operating Properties Infrastructure
Investments in Joint Ventures Acquisition
New Building Construction
$27.0
$75.0
$80.0
$132.7
$100-$120
(in millions)
Flagler Capital Investments
* Excludes land acquisitions

| 34
Condensed Consolidated Statements of Cash Flows
19.1 10.2 Proceeds from exercise of options
- 4.8 Other
- 0.6 Investment by minority interest
- (8.5) Investments in joint ventures
- (65.8) Acquisition of Codina Group
$58.8 $ 17.2 Cash and cash equivalents at end of period
126.2 76.0 Cash and cash equivalents at beginning of period
(67.4) (58.8) Net decrease in cash and cash equivalents
10.1 (29.1) Net cash used in financing activities
0.1 0.8 Other
(5.5) (7.0) Payment of dividends
(3.6) (33.7) Payment of debt, net of borrowings
Cash flows from financing activities
(142.0) (123.2) Net cash used in investing activities
10.3 58.7 Proceeds from disposition of assets
(152.3) (112.4) Purchases of properties
Cash flows from investing activities
$ 64.5 $93.5 Net cash generated by operating activities
2005 2006 (in millions)
Nine Months Ended
September 30

| 35
Looking Forward
.
• Florida economy remains strong
• Strategic position provides strong competitive
advantage
• Railway management team focused on a safe,
profitable railway
• Real estate team focused on capturing demand
and maximizing property values through
entitlement process

| 36
Reconciliation of Non-GAAP
to GAAP Measures
$14.5
7.2
7.3
$22.0
5.5
$16.5
Q305
$18.2
7.4
10.8
$27.7
5.6
$22.1
Q306
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$61-$64 $55.8 $44.8 $40.1 $38.8
Realty rental properties’
operating profit before
D&A expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A
expenses
$30-33 $27.6 $21.7 $17.8 $18.2
Flagler’s realty rental
properties’
operating
profit
$79-81
Outlook
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004